Exhibit 99.1

 NYSE:BKS      June 23, 2016        Investor Presentation

 Forward-Looking Statements  This presentation contains statements that may be characterized as forward‐looking statements under the Private Securities Litigation Reform Act of 1995. Those statements represent the current beliefs of management with respect to future events, financial performance and industry conditions. Those statements also involve a number of risk factors and uncertainties that could cause actual results to differ materially from those contained in this presentation, including those set forth in the Company’s annual, quarterly and other reports filed with the Securities and Exchange Commission.These charts and the associated remarks are integrally related and areintended to be presented and understood together.    NYSE:BKS  2

Agenda

Welcome	**Andy Milevoj** *VP, Investor Relations*
Company Overview & Strategy Presentation	**Ron Boire** *Chief Executive Officer*
New Store & Café Initiatives	**Jaime Carey** *President, Development and the Restaurant Group*
Bookstore Merchandising Initiatives	**Mary Amicucci** *Chief Merchandising Officer*
Digital Business Overview	**Fred Argir** *Chief Digital Officer*
Financial Overview	**Allen Lindstrom** *Chief Financial Officer*

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 Video    NYSE:BKS

 Ron Boire  Chief Executive Officer    NYSE:BKS

Industry Overview

$19B
U.S. Consumer Book Market

$16B
U.S. Physical Consumer Book Market

$3B
U.S. Digital Consumer Book Market

85%
Physical Portion of Overall Book Market

72%
of U.S. adults have read a book within past 12 months

80%
of young adults read a book within past 12 months

Sources: Market Size – Company Estimates derived from Veronis Suhler Stevenson, AAP, Nielsen BookScan; Pew Research

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       640Barnes & Noble Bookstores      6MBarnes & Noble Members      2MActive NOOK Customers          Only National Bookstore Operator      $4BAnnual Revenues              Complete Multi-Channel Offering      17MUnique Monthly BN.com Visitors      30MBarnes & Noble Customers  NYSE:BKS  7  Company Overview

Barnes & Noble is Content & Community Driven



203M
Physical Books Sold Annually

1M
Unique Physical Book Titles Sold Annually

#1
Specialty Magazine Retailer

100,000
Community Events Every Year

588 Cafés
Serving **60M** Beverages
6M Cookies
3M Sandwiches

100%
2016 Corporate Equality Index
8th Yr. in a Row

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   Barnes & Noble stores are community centers where customers come to discover, become enriched and entertained          NYSE:BKS  9

   Barnes & Noble has tremendous brand strength and a relationship with its customers unlike most other retailers    79 %American CustomerSatisfaction Index  72 %Nielsen BrandEquity Index  61%Net PromoterScore        NYSE:BKS  10

             What customers are saying about Barnes & Noble…                              @SunshineGrevI have 4 books in my hands and I haven't even gotten through the second set of doors at Barnes & Noble.              @dvnrmnI just want to spend all my time in Barnes&Noble is that too much to ask              @softball_karaI have $75 in Barnes & Noble gift cards I don't think I've ever been happier  @_toryelizabethhI would give anything to be at Barnes & Noble right now              @sydneyny_I got a $60 gift card to Barnes & Noble for my birthday and I'm so overwhelmed with all of the options.              @highimlexi_you kinda have to forcefully, physically remove me from barnes & noble if you don't wanna stay there all day              @DaynaFrancoWalk into Barnes & Noble and they're playing@JamesBayMusic album. My fav place & fav artist, life can't get more perfect than that.              @JuliaSch7It's physically impossible for me to leave a Barnes & Noble without purchasing a book.  NYSE:BKS  11

       51%  49%      And, B&N has a very desirable customer demographic…Barnes & Noble shoppers are young,educated and earn a high income  Gender  Source: Nielsen Research, Adult demographics only                    Earn an Income greater than$75,000      44%      71    %        College Educated or higher  NYSE:BKS  12  Millennials  37%

Deep and Experienced Retail Management Team



Ron Boire
Chief Executive Officer



Jaime Carey
President, Development and the Restaurant Group



Allen Lindstrom
Chief Financial Officer



Mary Amicucci
Chief Merchandising Officer



Fred Argir
Chief Digital Officer



Mary Ellen Keating
SVP, Corporate Communications



Brad Feuer
General Counsel



William Wood
Chief Information Officer



Michelle Smith
VP, Human Resources



David Deason
VP, Development



Rosa Hakala
VP, Distribution & Logistics



Theresa Thompson
EVP, Sterling Publishing

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         Four Key Objectives for Success  Significantly reduce NOOK losses  Grow online and bookstore sales  Reduce Retail SG&A by 100 – 200 basis points in 24 months  Grow Membership Program      n                  MemberBarnes & NobleBN.com    NYSE:BKS  14

 640 Barnes & Noble Bookstores Across All 50 States      Barnes & Noble Has a Great Multi-Channel Offering  Improved BN.com Customer Experience  NOOK World-Class Digital Reading Experience  Any Book, Anytime, Anywhere and in Any Format                  NYSE:BKS  15

   Provides single view ofthe customer  Provides customers a unified experience  B&N is Developing a True Omni-Channel Experience                                  n                    NYSE:BKS  16

   Membership is an ImportantPillar of our Growth Strategy      Increase participation rateIncrease Member spendDevelop deeper relationships and have more meaningful communications with our customers  NYSE:BKS  17

 B&N’s Member Program is Simple and Provides Rich Benefits      $25Annual Fee      FreeExpress Online Shipping    40% 10%  NYSE:BKS  18  offHardcoverBestsellers  Almost Everything Else  off

 Members are Barnes & Noble’s Best Customers    6MMembers              Enrollment has consistently grown over last few years    2x  Members spend over 2x more than non-members      Strong retention rates – over 70%  NYSE:BKS  19

 Use Member Program to Increase Sales                            Track Member purchases and engagement          $Increase Member spend as a % of total spend  Leverage unique assets to increase appeal and loyalty  Increase totalMember count                  Develop better Member insights  Fine-tune Member communications        NYSE:BKS  20

Piloting New Program to Increase Participation Rates

Designing Program for Higher Participation Rates	• Offer different Membership tiers • Increase customer engagement • Consolidate programs – integrate Kids Club program
Provide Rich Rewards for Customers	• Leverage unique assets that others can't compete on • Incentivize additional traffic and repeat visits • Establish goals to encourage and reward higher spending
Increase Program Awareness	• In-store – 28,000 Booksellers as advocates and ambassadors • Robust cross-channel marketing plan
Enhanced Customer Experience	• Better reward loyalty • Use transactional data to enable smart CRM • Optimize and unify marketing channels

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               Upgraded our technology systems to enhance communicationsIntegrated multi-channel data sets to provide single view of customerImproved and more personalizedemail campaign engineTargeted and localized messaging  Utilize Member Insights for Personalized Engagement      NYSE:BKS  22

 Leveraging Social Media to Communicate with Customers                                              NYSE:BKS  23

 NYSE:BKS                          At the heart of the omni-channel experience are B&N’s 640 stores located in the top shopping centers and regional malls across the U.S.  24

 NYSE:BKS                        Conclusion  Significantly reduce NOOK losses  Grow online and bookstore salesReduce Retail SG&A  Grow Membership Program      n                      Member  25  Barnes & Noble  BN.com

 Jaime Carey  President of Development and the Restaurant Group    NYSE:BKS

 Highly Desirable Tenant   B&N attracts a very desirable educated and affluent demographicOnly national bookstore operatorExperienced real estateteam      NYSE:BKS  27

Tremendous Real Estate Profile


98%

Barnes & Noble bookstores that are cash flow positive on a four-wall basis

- B&N's leases are relatively short term, providing much flexibility
- Many locations are anchor status, providing beneficial terms, and have co-tenancy provisions
- Improving sales trends are leading to fewer store closures
- Closed 8 stores in fiscal 2016 – the fewest closures since fiscal 2000

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 Developing New Concept Stores  Community spaces for customers to learn, discover and growContemporary aestheticsGeared towards discoveryIncreased customer seating areasUse of digital to improve upon the store experienceUpgraded Café experience        NYSE:BKS  29

 Barnes & Noble Café        NYSE:BKS  30

 Barnes & Noble Café        NYSE:BKS  31

 Mary Amicucci  Chief Merchandising Officer    NYSE:BKS

 Barnes & Noble is a Destination For Discovery      B&N Stores offer a comprehensive title selectionBestsellers represent only ~ 4% to 6% of B&N store salesOne of the few locations where customers can physically browse back-list titles28,000 B&N ambassadors serving customers    NYSE:BKS  33

 Barnes & Noble is also a Destination for Entertainment with Over 100,000 Events Held Annually                          NYSE:BKS  34

 Initiatives to Grow Bookstore Sales              Improve Navigation and Discovery    Increase LocalFocus  Use B&N Programs to Prominently Highlight Notable Titles  Increase TrafficthroughStore Events                          NYSE:BKS  35

 Improve Navigation and Discovery    Increase discovery through a customer friendly and more intuitive organization of books  Improve signage for easier browsing within and across sections  Category reorganizations enable better and more immediate sales analysis  Before      After                          NYSE:BKS  36

 We’re Going to Continue to Nurture Growing Categories          Young Readers                                Graphic Novels& Manga                  NYSE:BKS  37

 Use B&N Programs to Prominently Highlight Notable Titles    BOOKS WE’RETALKING ABOUT      SIGNED EDITIONSBY ACCLAIMED AUTHORS                                                NYSE:BKS  38

 Video    NYSE:BKS

     Additionally, We Have Initiatives to Grow Complimentary Departments    Music & DVDs Toys & Games Gift                NYSE:BKS  40

Increase Local Focus

- Unleash the power of the store manager to make B&N the center of their community
- Enhance local customer experience through:
  - Improved store organization
  - Tailored merchandise
  - Local events
  - Community outreach
- Build relationships with local customers, businesses, schools and organizations



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   Everyday 20% Educator discount on purchases for classroom useEducator Appreciation Days featuring 25% discountHost special events for EducatorsB&N Bookfairs provide fundraising opportunity for Pre-K – 12 schools and not-for-profit arts and literacy organizations    Educator Outreach and B&N Bookfair Programs Further Integrate B&N into the Local Communities We Serve    NYSE:BKS  42

 Two Years Ago, B&N developed large-scale, nationwide events that generate a wholenew level of excitement providing entertainment and hands-on learning opportunities                  Mini Maker Faire            NYSE:BKS  43

 Introducing Two New Exciting Reading Events in FY ‘17          Three-day teen book festival  NYSE:BKS  44  Leverage Barnes & Noble’s content and community expertise  Connect customers to authors, industry experts and their next great read  Customers will participate to choose their favorite book heroes and places to win gold, silver and bronze  Children will have fun engaging in the competition and earning a free book

         R E L I V E THE M A G I Cw i t hB A R N E S & N O B L E  And, Speaking of Events… B&N is ready to relive the magic of Harry Potter witha number of exciting events and activities providing one of a kind experiences      NYSE:BKS  45

                       Conclusion  Improve navigation and discoveryUse B&N programs to prominently highlight notable titlesIncrease local focus to further integrate B&N into communitiesIncrease traffic through store events              NYSE:BKS  46

 Fred Argir  Chief Digital Officer    NYSE:BKS

 BN.com Presents Significant Opportunities for Growth                            Omnichannel opportunities  On-site searchoptimization  Implementedpre-redesign fixes  Launched newsite back-end  Mobile refresh Tablet site launch  Redesign websitefront-end                NYSE:BKS  48

 Mobile is an Important Component of eCommerce Growth                      The mobile experience will focus on quick purchase, store location, price comparison and mobile optimized email landing pages  The tablet experience will deliver a simplified version of the desktop experience  The mobile app experience will focus on membership engagement, content delivery and in-store experience activation  Desktop  Tablet  Mobile                        AppB&N  The desktop experience will focus on discovery, browsing, account administration and content consumption    NYSE:BKS  49

 BN.com Improvements    Streamlined commerce experienceThoughtful architecture of entire digital ecosystemCorrect points of connectivityDeep content and improved product discovery      NYSE:BKS  50

 Mobile Improvements    Mobile optimized experienceCommerce with deep connectivity to app ecosystemFast purchaseStore locationAccount administration      NYSE:BKS  51

 Tablet Improvements    Tablet optimized experienceSimple path to purchaseStore discoveryOrder and account managementDeep content ecosystem              NYSE:BKS  52

 App Improvements      Single consolidated app that focuses on the needs of the customerStreamlined app that reduces friction and fosters mobile commerceEffective commerce connectivity and rich content deliveryIntegrated customer experience across ecosystems  NYSE:BKS  53

 Home PageDesign Evolution  Drives customers to the most important elements on any given pageMore elegant product presentationReduced visual noiseCreated appropriate hierarchies          NYSE:BKS  54

 Product PageDesign Evolution  Streamlined product page with reduced clutterNavigate customers to the elements that are most important to themEnable customers to better digest information          NYSE:BKS  55

 Save for Later capabilitiesShopping carts synched between the website and appBar code scan to product pagesWishlist capabilities on the app  Recent Mobile App Update                    NYSE:BKS  56

   NOOK is an important component of our omnichannel strategy to offer any book, anytime, anywhere and in any format        NYSE:BKS  57

Initiatives to Improve NOOK Business

Cost Reduction

- Exited Apps, Video and UK businesses
- Entered into agreement with BCT to outsource certain functions
- Began process of shutting down Santa Clara, CA and Taipei offices

Growth Opportunities

- NOOK Press Print on Demand
- Audiobooks partnership with Findaway

Devices

- Agreement to release new Samsung device in fiscal 2017
- Exploring additional partnership opportunities

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NOOK FY17 – Cost Reduction

Exited Apps, Video, and UK businesses

- Total savings of $4 million
- Stores closed on March 15, 2016
- Video transfer to CinemaNow & Disney
- UK transfer to Sainsbury's

Executed contract with Bahwan CyberTek (BCT)

- Cloud management
- Development support for NOOK software

Closing California and Taipei offices

- Re-banding of many current employees with BCT
- Annualized cash savings of $13 million*

**includes approximately $8 million of expense reductions and approximately $5 million of capital expenditure reductions.*

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NOOK FY17 – Growth Opportunities

NOOK Press™

- Platform improvements planned to bring product up to market standard
- Developing "author tool-kit" to help market self-published works
- Re-architecting the experience

NOOK Press™ Print on Demand

- Print on Demand platform beta tested with 5 authors – March 29, 2016
- Public launch of Print on Demand – June 28, 2016

Audiobooks

- Planning late 2016 re-launch with catalog now integrated into BN.com
- Evaluating business models to deliver a unique value proposition

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NOOK FY17 – Devices    Samsung  NYSE:BKS  61  Future Devices  Legacy Devices  Existing Devices  Entered into new agreement New device to be released during FY17  Assessing potential partners for an entry level(sub-$100) tablet  Aggressive marketing and trade-in programs tomove legacy customers to new devices  Strategic consolidation of the current device ecosystem with good/better/best and price point rationalization

 Allen Lindstrom  Chief Financial Officer    NYSE:BKS

 Fiscal 2016 Fourth Quarter Review                      NYSE:BKS  63  $ in millions  Metrics  FY 2016  FY 2015  Inc./Dec.  Sales  $877  $910  ($33)  Total Comparable Store Sales  (0.8%)  (1.3%)  0.5%  Core Comparable Store Sales  (0.8%)  (0.5%)  (0.3%)          Retail Operating Profit  ($35)  $9  ($44)  NOOK Operating Profit  ($23)  ($24)  $1  Total Operating Profit  ($58)  ($15)  ($43)          Retail EBITDA  ($11)  $33  ($44)  NOOK EBITDA  ($15)  ($14)  ($1)  Total EBITDA  ($26)  $19  ($45)

 Fiscal 2016 Review                      NYSE:BKS  64  $ in millions  Metrics  FY 2016  FY 2015  Inc./Dec.  Sales  $4,164  $4,297  ($133)  Total Comparable Store Sales  Flat  (1.9%)  +1.9%  Core Comparable Store Sales  0.4%  0.5%  (0.1%)          Retail Operating Profit  $113  $213  ($100)  NOOK Operating Profit  ($99)  ($123)  $24  Total Operating Profit  $15  $90  ($75)          Retail EBITDA  $215  $318  ($103)  NOOK EBITDA  ($65)  ($84)  $19  Total EBITDA  $151  $234  ($83)

 Executing the Four Key Strategic Objectives PositionsUs to Achieve our Long-Term Financial Goals                          Reduce Retail SG&A                MemberBarnes & NobleBN.comGrow Membership Program  Grow online and bookstore sales  nSignificantly ReduceNOOK Losses        $IncreaseEBITDA      Increase Shareholder Value      NYSE:BKS  65

 Fiscal 2017 Outlook    $ in millions    NYSE:BKS  66    FY 2016  FY 2017  Inc./Dec.  Total Comparable Store Sales  Flat  Flat to 1%  Flat to 1%  Retail EBITDA  $215  $240 - $280  $25 - $65  NOOK EBITDA  ($65)  ($30) – ($40)  $35 – $25  Total EBITDA  $151  $200 - $250  $49 - $99

 Comparable Store Sales Trends            -5.8%  -1.9%  0.0%  -7.0%  -6.0%  -5.0%  -4.0%  -3.0%  -1.0%  0.0%  1.0%  2.0%  2014  2015  2016  2017P    Flat to 1%  NYSE:BKS  67

 Reduce Retail SG&A as a % of Salesby 100 – 200 basis points over 24 months    SG&A pressure in recent years by sales deleverage, wage and benefit increases  Plan to reduce Retail SG&A through:  HQ organizational design  System enhancementsProcess Improvements                      23.0%  24.1%  25.0%  0.9%  21%  22%  23%  24%  25%  26%  2014  2015  2016  2017P  24.25% – 24.50%  Retail SG&A as a % of Sales      NYSE:BKS  68

             $215  $35  FY 16  Deleveraging  FY 17 Forecast  Implementing Initiatives to Improve Retail EBITDA    $ in millions  InitiativesSG&A Reductions Store Sales Initiatives Online Initiatives Membership Initiatives      $240 - $280  NYSE:BKS  69  Pressures Wage Increases Benefit CostsOccupancy Costs Fixed Expenses Supply Chain Costs

 Continue to Rationalize NOOK Losses While Providing Digital Reading Experience for Customers    rationalization effortsExited Apps and video businesses as well as exit ofU.K. market  outsource certain back-office NOOK functionsExit of Santa Clara, CA andTaiwan facilitiesEntered into new agreement with Samsung to lower committment  $ in millions              ($218)  NYSE:BKS  70  ($84)  ($65)  ($250)  ($200)  ($150)  ($100)  ($50)  $0  FY 14  FY 15  FY 16  FY 17F  FY 18F  ($30 - $40)  ~ $10

 Long-Term Consolidated EBITDA Targets                $ in millions$350  $35$150$100$151$50$0FY 16 FY 17F FY 20FFY ’16 includes a $10 million severance charge, a $21 million pension settlement charge and a $4 million publishing contract charge CAGR based on $186 million EBITDA in FY ’16 and assumes mid-point of FY ‘20 Forecasted EBITDA  $200  $250  $300  $186  $200 - $250  $270 - $310      NYSE:BKS  71

 Capital Expenditures Guidance          60%  40%    Growth    Maintenance  FY 17 Capital Expenditures      $100Million  New StoresImproved Café experienceMerchandising initiativesMembership initiativesBN.com initiatives  60%   CapEx spend going towards growth initiatives    NYSE:BKS  72

 Returns to Shareholders                $ in millions$30  $23.4  $11.4  $11.2  $16.5  $10.2  $0  $5  $10  $15  $20  $25  Q4 FY 16      Q2 FY 16 *  Q3 FY 16  Dividends Stock Buyback* Dividend program was initiated in mid-July 2015 and the record date for first payment was 8/7/15  Dividends & Stock Buyback      $73M   Capital Returned to Shareholders in FY ‘16  buyback program in July 2015Commenced $50M stock repurchase program in December 2015    NYSE:BKS  73

                       Conclusion  Grow bookstore and online salesReduce Retail and NOOK expenses  Grow Membership Program  Increase EBITDA and Shareholder Value                      Member  NYSE:BKS  74  Barnes & Noble  BN.com  $

 Q & A    NYSE:BKS  75

 Barnes & Noble, Inc. EBITDA Reconciliation    NYSE:BKS  76  $ in millions  Retail EBITDA   Q4 2016 ($11.1)   Q4 2015 $33.1   FY 2016$215.2   FY 2015$317.7  NOOK EBITDA   ($14.9)   ($14.3)   ($64.7)   ($83.9)  Total EBITDA   ($26.0)   $18.8    $150.5    $233.9   Depreciation & Amortization   $32.0    $33.7    $135.9    $143.7   Operating Profit  ($58.0)  ($14.9)  $14.7  $90.2  Interest  $1.5  $3.0  $8.8  $17.7  Income Taxes   ($28.9)   ($14.8)   ($8.8)   $39.6   Net Income from Continuing Operations  ($30.6)  ($3.0)  $14.7  $32.9  Net Income from Discontinued Operations   -   ($16.4)   ($39.1)   $3.7   Net Income   ($30.6)   ($19.4)   ($24.4)   $36.6